                                                     [EXECUTION VERSION]



                                  SEVENTH AMENDMENT

                                          TO

                        AMENDED AND RESTATED CREDIT AGREEMENT


          THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 29, 1998 (this "SEVENTH AMENDMENT"), is entered into between Kaynar Technologies Inc., a Delaware corporation (the "BORROWER") and General Electric Capital Corporation, a New York corporation (the "LENDER") and relates to that certain Amended and Restated Credit Agreement dated as of August 12, 1996, between the Borrower and the Lender (as previously amended as of December 17, 1996, April 30, 1997, June 25, 1997, October 23, 1997, December 5, 1997, and
January 21, 1998, the "CREDIT AGREEMENT").

                                 W I T N E S S E T H:

          WHEREAS, the Borrower and the Lender have entered into the Credit Agreement; and

          WHEREAS, the Borrower has requested that the Lender amend the Credit Agreement to make an additional Term Loan in a principal amount of $4,000,000, the proceeds of which are to be used to fund an intercompany loan to Recoil Pty (f/k/a RCL Pty), an unlimited liability company organized under the laws of the State of Victoria, Australia, and a wholly owned subsidiary of the Borrower ("RCL"), as permitted by Section 8.01(vii) of the Credit Agreement and Borrower shall cause RCL to use the proceeds of such intercompany loan to pay in full the outstanding principal balance of the existing term loan made pursuant to that certain Term Loan Agreement dated as of August 12, 1996 (as amended to date), by the Lender to RCL;

          NOW, THEREFORE, in consideration of the above premises, the Borrower and the Lender agree as follows:

     1. DEFINITIONS. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

     2. AMENDMENTS TO THE CREDIT AGREEMENT. Upon the "Effective Date" (as defined in SECTION 4 below), the Credit Agreement is hereby amended as follows:

          2.1 AMENDMENTS TO SECTION 1.01. Section 1.01 of the Credit Agreement is amended by adding the following definitions in proper alphabetical order:

               (a) The following definition of "Fifth Supplemental Term Loan" is added in proper alphabetical order:

                    "`FIFTH SUPPLEMENTAL TERM LOAN' is defined in SECTION 2.01(a)."

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               (b)  The following definition of "New Seventh Amendment" is added in proper alphabetical order:

                    "`NEW SEVENTH AMENDMENT' means the Seventh Amendment to Amended and Restated Credit Agreement dated as of May 29, 1998, between the Borrower and the Lender."

               (c) The following definition of "New Seventh Amendment Effective Date" is added in proper alphabetical order:

                    "`NEW SEVENTH AMENDMENT EFFECTIVE DATE' means the "Effective Date" under (and as defined in) the New Seventh Amendment."

               (d) The definition of "Term Loan Commitment" is hereby amended and restated in its entirety to read as follows:

                    "`TERM LOAN COMMITMENT' means the obligation of the Lender to make its Term Loan pursuant to the terms and conditions of this Agreement (and, for the applicable period, the Existing Credit Agreement), which, from and after the New Seventh Amendment Effective Date, shall be in an aggregate principal amount of $25,325,000, as permanently reduced from time to time by payments or prepayments on the Term Loan made pursuant to SECTION 2.01(d),
          SECTION 3.01 or SECTION 10.02(e)."

               (e) The definition of "Collection Account Agreement" is hereby amended and restated in its entirety to read as follows:

                    "`COLLECTION ACCOUNT AGREEMENT' means, with respect to each Collection Account of the Borrower, an agreement in substantially the form of EXHIBIT C, EXHIBIT C-1 (BLOCKED ACCOUNT AGREEMENT) or EXHIBIT C-2 (THREE PARTY AGREEMENT RELATING TO LOCKBOX SERVICES) attached hereto and made a part hereof (or such other form as may be agreed to by the Borrower and the Lender), pursuant to which, among other things (i) the Collection Account Bank party thereto agrees to remit to the Lender or its designee in accordance with instructions contained therein, on a daily basis and by wire transfer or through an automated clearing house, all collected funds on deposit in the Collection Account(s) maintained by such Collection Account Bank (which agreement may not be revoked, and shall remain in effect, until thirty (30) days after such Collection Account Bank mails to the Lender and the Borrower a notice of termination), and (ii) the Borrower (or its applicable Subsidiary) and the Collection Account Bank confirm the Lender's perfected first priority liens in the Collection Accounts subject thereto."

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               (f)  The following definition of "Permitted Acquisition" is added in proper alphabetical order:

                    "`PERMITTED ACQUISITION' means an acquisition by the Borrower of all or substantially all of the assets of a business conducted by another Person, upon satisfaction of each of the following conditions:

                    (a) the Lender shall receive at least thirty (30) Business Days' prior written notice of such proposed Permitted Acquisition, which notice shall include a reasonably detailed description of such proposed Permitted Acquisition (including, without limitation, a summary of any environmental, health or safety claims, liabilities and costs resulting from the proposed Permitted Acquisition);

                    (b) such Permitted Acquisition shall only involve assets located in the United States or Canada and comprising a business, or those assets of a business, of the type engaged in by the Borrower as of the Amendment and Restatement Effective Date (but in no event shall such acquired business engage primarily in the treatment, recycling, storage or disposal of any Contaminant), and which acquired business would not subject the Lender to regulatory or third party approvals in connection with the exercise of its rights and remedies under this Agreement or any other Loan Documents other than approvals applicable to the exercise of such rights and remedies with respect to the Borrower prior to such Permitted Acquisition;

                    (c) such Permitted Acquisition shall be consensual and shall have been approved by the Target's board of directors (or equivalent governing body);

                    (d) the amount of the Investment in such Permitted Acquisition shall not exceed $3,000,000 nor shall the aggregate amount of all Investments in Permitted Acquisitions in any Fiscal Year exceed $10,000,000;

                    (e) at or prior to the closing of any Permitted Acquisition, the Lender will be granted a first priority perfected Lien (subject only to Customary Permitted Liens) in all assets acquired pursuant thereto, and the Borrower and the Target shall have executed such documents and taken such actions as may be reasonably required by the Lender in connection therewith, including amendments to the Security Agreement;

                    (f) within twenty (20) Business Days of the date of such Permitted Acquisition, the Lender shall have received the agreements entered into in connection with the Permitted Acquisition and all opinions, certificates, lien search results, environmental reports, title insurance policies, evidence of

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          compliance with (or exemption from) bulk sales laws, surveys, zoning letters, certificates of occupancy, appraisals and other documents reasonably requested by the Lender, including an assignment of rights in respect of the Borrower's rights under the related Permitted Acquisition agreements, which assignment shall be expressly permitted under such Permitted Acquisition agreement or shall have been consented to by the Target in writing; and

                    (g) at the time of such Permitted Acquisition and after giving effect thereto, no Potential Event of Default or Event of Default shall have occurred and be continuing or would result therefrom."

               (g) The following definition of "Target" is added in proper alphabetical order:

                    "`TARGET' means a natural Person resident in, or a Person organized under the laws of, any State or Province within the United States of America or Canada and whose business or assets are the subject of a Permitted Acquisition."

               (h) The definition of "Waiver" is hereby amended and restated in its entirety to read as follows:

                    "`WAIVER' means the Amendment and Limited Waiver dated as of April 30, 1997, among the Borrower, the Parent and the Lender."

          2.2 AMENDMENTS TO SECTION 2.01. Section 2.01 of the Credit Agreement is hereby amended as follows:

               (a) Section 2.01(a) is hereby amended and restated in its entirety to read as follows:

               "(a) AMOUNT OF TERM LOAN. The Lender (i) has made a term loan, in Dollars, to the Borrower on the Initial Closing Date in an aggregate amount equal to $15,800,000 (the "Initial Term Loan"),
          (ii) has made a term loan, in Dollars, to the Borrower on the First Amendment Effective Date, in an aggregate amount equal to $2,000,000 (the "Supplemental Term Loan"), (iii) has made a term loan, in Dollars, to the Borrower on the Third Amendment Effective Date, in an aggregate amount equal to $2,000,000 (the "Second Supplemental Term Loan"), (iv) has made a term loan, in Dollars, to the Borrower on the Amendment and Restatement Effective Date, in an aggregate amount equal to $4,000,000 (the "Third Supplemental Term Loan"), (v) has made a term loan in Dollars, to the Borrower on the New First Amendment Effective Date, in an aggregate amount equal to $6,000,000 (the "Fourth Supplemental Term Loan"), and (vi) subject to the terms and conditions set forth in this Agreement and the New Seventh

          Amendment, hereby agrees to make a term loan, in Dollars, to the Borrower on the New Seventh Amendment Effective Date, in an aggregate amount equal to $4,000,000 (the "Fifth Supplemental Term Loan," and together with the Initial Term Loan, the Supplemental Term Loan, the Second Supplemental Term Loan, the Third Supplemental Term Loan and the Fourth Supplemental Term Loan, the "Term Loan"). After giving effect to the advance of the Fifth Supplemental Term Loan and all payments or prepayments made prior to the New Seventh Amendment Effective Date, the outstanding principal balance of the Term Loan as of the New Seventh Amendment Effective Date will be $25,325,000."

               (b) Section 2.01(c) is hereby amended by inserting immediately following the existing clause (ii) the following new clause (iii):

               "(iii) Upon the New Seventh Amendment Effective Date, the Lender shall be deemed to have advanced the proceeds of the Fifth Supplemental Term Loan to the Borrower to make an intercompany loan to RCL, the proceeds of which shall be deemed to have been applied to repay the outstanding principal amount of loans outstanding under the RCL Loan Agreement in accordance with Section 3.01(a) of the RCL Loan Agreement, it being agreed and understood that such amount shall be a transfer on the books of the Lender from a loan account of RCL to a loan account of the Borrower and that no proceeds of the Fifth Supplemental Term Loan shall otherwise be made available to the Borrower or to RCL."

               (c) Section 2.01(d) is hereby amended and restated in its entirety as follows:

               "(d)   TERM NOTE; REPAYMENT OF THE TERM LOAN.  On the Initial
          Closing Date, the Borrower executed and delivered to the Lender a promissory note evidencing the Initial Term Loan. On the First Amendment Effective Date, Borrower executed and delivered to the Lender a substitute promissory note evidencing the Initial Term Loan and the Supplemental Term Loan. On the Third Amendment Effective Date, Borrower executed and delivered to the Lender a second substitute promissory note evidencing the Initial Term Loan, the Supplemental Term Loan and the Second Supplemental Term Loan. On the Amendment and Restatement Effective Date, the Borrower executed and delivered to the Lender a third substitute promissory note, in substantially the form of EXHIBIT I attached hereto and made a part hereof, evidencing the Initial Term Loan, the Supplemental Term Loan, the Second Supplemental Term Loan and the Third Supplemental Term Loan. On the New First Amendment Effective Date, the Borrower executed and delivered to the Lender a fourth substitute promissory note, in substantially the form of EXHIBIT I-A attached hereto and made a part hereof, evidencing the Initial Term Loan, the Supplemental Term

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          Loan, the Second Supplemental Term Loan, the Third Supplemental Term
          Loan and the Fourth Supplemental Term Loan. On the New Seventh Amendment Effective Date, the Borrower shall execute and deliver to the Lender a fifth substitute promissory note, in substantially the form of EXHIBIT I-B attached hereto and made a part hereof (the "Term Note"), evidencing the Initial Term Loan, the Supplemental Term Loan, the Second Supplemental Term Loan, the Third Supplemental Term Loan, the Fourth Supplemental Term Loan and the Fifth Supplemental Term Loan. After the Fifth Amendment Effective Date, the Borrower shall make quarterly installments of $100,000 each in respect of the outstanding principal balance of the Term Loan, payable in equal installments on the 1st day of January, April, July and October in each year, commencing October 1, 1996, and ending October 1, 2000. The outstanding principal balance of the Term Loan shall be payable in full on the earlier of (x) the Scheduled Maturity Date (or, if not a Business Day, the immediately preceding Business Day), and (y) the date of acceleration of the Obligations or termination of the Commitments pursuant hereto."

               (e) Section 2.01(e) is hereby amended by inserting immediately following existing clause (ii) the following new clause (iii):

               "(iii) The proceeds of the Fifth Supplemental Term Loan shall be used to make an intercompany loan to RCL (and the Borrower shall cause RCL to use the proceeds of such intercompany loan to repay the principal amount of loans outstanding under the RCL Loan Agreement in accordance with Section 3.01(a) of the RCL Loan Agreement)."

          2.3 AMENDMENT TO SECTION 2.05. Section 2.05 of the Credit Agreement is hereby amended by inserting immediately following Section 2.05(d) the following new Section 2.05(e):

               "(e) NEW SEVENTH AMENDMENT FEE. In addition to any fees paid pursuant to SECTION 2.05(a) through (d), the Borrower shall pay to the Lender, in connection with the execution of the New Seventh Amendment, a fee of $118,679."

          2.4 AMENDMENT TO SECTION 3.01. Section 3.01 of the Credit Agreement is hereby amended by deleting subsection 3.01(b)(viii) in its entirety.

          2.5  AMENDMENT TO SECTION 8.01.  Section 8.01 of the Credit
Agreement is hereby amended by deleting the word "and" at the end of clause
(xii) thereof, substituting "; and" in place of the period at the end of clause
(xiii) thereof and adding the following new clause (xiv):

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               "(xiv)  Indebtedness assumed pursuant to a Permitted
          Acquisition, PROVIDED that (A) the aggregate principal amount of such Indebtedness shall be included in determining the amount of the Investment in such Permitted Acquisition and (B) such Indebtedness shall be paid in full on or before the second Business Day after the closing of such Permitted Acquisition."

          2.6 AMENDMENTS TO SECTION 8.02. Section 8.02 of the Credit Agreement is hereby amended as follows:

               (a) Section 8.02(i) is hereby amended by deleting the following language therefrom:

          "or RCL complies with the mandatory prepayment provisions set forth in SECTION 3.01(b) of the RCL Loan Agreement (as applicable)"

               (b) Section 8.02(iv) is hereby amended by deleting the following language therefrom:

          "or the "Obligations" under (and as defined in) the RCL Loan Agreement (as applicable)"

               (c) Section 8.02(v) is hereby amended by deleting the following language therefrom:

          "or the RCL Loan Documents (as applicable)"

          2.7  AMENDMENT TO SECTION 8.03.  Section 8.03 of the Credit
Agreement is hereby amended by (a) deleting the words "and the RCL Loan Documents" fromclause (i) thereof and (b) deleting the word "and" at the end of clause (iv) thereof, substituting "; and" in place of the period at the end of clause (v) thereof and adding the following new clause (vi):

               "(vi) Liens on assets acquired by the Borrower in a Permitted Acquisition (and not on any other assets) securing Indebtedness permitted by SECTION 8.01(xiv), PROVIDED that such Liens shall be released on or before the fifth Business Day following the closing of such Permitted Acquisition."

          2.8 AMENDMENTS TO SECTION 8.04. Section 8.04 of the Credit Agreement is hereby amended as follows:

               (a) Section 8.04(vii) is hereby amended by increasing the maximum aggregate unrecovered amount of Investments by the Borrower in Recoil Holdings and Recoil Australia Holdings and by Recoil Holdings and Recoil Australia Holdings in RCL from $12,000,000 to $16,000,000.

               (b) Section 8.04 is hereby amended by deleting the word "and" at the end of clause (ix) thereof, substituting "; and" in place of the period at the end of clause (x) thereof and adding the following new clause (xi):

               "(xi) Permitted Acquisitions."

          2.9 AMENDMENT TO SECTION 8.05. Section 8.05 of the Credit Agreement is hereby amended by deleting Section 8.05(iv) in its entirety.

          2.10 AMENDMENT TO SECTION 8.12. Section 8.12(v) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(v) Common Stock Issued as consideration for the purchase of assets."

          2.11 AMENDMENT TO SECTION 10.01(e). Section 10.01(e) of the Credit Agreement is hereby amended by deleting the following clause in its entirety:

          "or any "Event of Default" under (as defined in) the RCL Loan Agreement or either of the Parent Agreements has occurred and is continuing."

          2.12 AMENDMENT TO SECTION 10.02. Section 10.02 of the Credit Agreement is hereby amended by inserting immediately following Section 10.02(d) the following new Section 10.02(e):

          "(e) All collections of Accounts included in the Collateral and other proceeds of Collateral shall be deposited in a Collection Account which is subject to a Collection Account Agreement. After the ocurrence and during the continuance of an Event of Default, Lender may require each Collection Account Bank to remit to the Concentration Account (or such other account as may be designated from time to time by the Lender) in accordance with instructions contained in the applicable Collection Account Agreement, on a daily basis and by wire transfer or through an automated clearing house, all collected funds on deposit in the Collection Account(s) maintained by such Collection Account Bank. Any of the foregoing collections received by the Borrower or any of its Subsidiaries and not so deposited, shall be deemed to have been received by such Person in trust for the Lender, and upon such Person's receipt thereof, such Person shall immediately transfer all such amounts into the Concentration Account in their original form (with any necessary endorsement). The Borrower acknowledges and agrees that each of the Collection Accounts shall be maintained for the purpose of creating a collection point for amounts representing proceeds of Accounts and other personal Property which are part of the Collateral. The Concentration Account shall at all times be under the exclusive dominion and control of the Lender, and the Borrower shall have no right to withdraw or direct the payment of any funds on deposit in the Concentration Account. After the ocurrence and during the continuance of an Event of Default, the

    Lender may take exclusive dominion and control of each of the Collection Accounts, and the Borrower shall have no right to withdraw or direct the payment of any funds on deposit in any Collection Account (except to the Lender or its designee as provided herein). All collections of Accounts and all proceeds of Collateral remitted to the Concentration Account, or to any Collection Account after the ocurrence and during the continuance of an Event of Default, will be the sole property of the Lender and will be deemed received for application on the Obligations as follows: (A) FIRST, to the payment of outstanding fees, expenses and indemnities, (B) SECOND, to the outstanding Revolving Loans (and any amounts so applied may be reborrowed subject to the provisions of this Agreement, including, without limitation, SECTIONS 2.02 AND 4.02), (C) THIRD, to the outstanding Letter of Credit Obligations then due and payable, (D) FOURTH, to the payment of all other outstanding Obligations (other than unpaid installments of the Term Loan or Letter of Credit Obligations) then due and payable, (E) FIFTH, to the unpaid installments of the Term Loan in the inverse order of maturity (and the Term Loan Commitment shall be permanently reduced by the amount of such prepayment so applied), and
    (F) SIXTH, to the extent such Letter of Credit Obligations are contingent, such collections and proceeds shall be deposited in an account maintained by the Lender to provide cash collateral in respect of such Letter of Credit Obligations). The Lender shall apply the proceeds of any item deposited in the Concentration Account to payment of the Obligations on the day on which the bank at which the Concentration Account is maintained receives final settlement for the item.

         2.13 AMENDMENTS TO EXHIBITS. New Exhibits I-B, C-1 (Blocked Account Agreement) and C-2 (Three Party Agreement Relating to Lockbox Services) are hereby added to the Credit Agreement in the form of ANNEX A, ANNEX B and ANNEX C, respectively, each attached hereto and made a part hereof.

    3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lender that, as of the Effective Date and after giving effect to this Seventh Amendment:

           (a) All of the representations and warranties of the Borrower contained in this Seventh Amendment, the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date); and

           (b) No Potential Event of Default or Event of Default has occurred or is continuing or will result after giving effect to this Seventh Amendment.

    4. EFFECTIVE DATE. This Seventh Amendment shall become effective as of the date first written above (the "EFFECTIVE DATE") upon the satisfaction of each of the following conditions:

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

         (a) The Lender shall have received each of the following documents, in each case in form and substance satisfactory to the Lender:

              (i)  counterparts hereof executed by the Borrower and the Lender;

              (ii) a Term Note substantially in the form of EXHIBIT I-B to the Credit Agreement (as added by this Seventh Amendment), duly executed by the Borrower;

              (iii) a promissory note made by RCL in favor of Borrower, evidencing the obligations of RCL pursuant to the intercompany loan referred to in Section 2.01(c)(iii) of the Credit Agreement, together with an allonge endorsement thereof, delivered to the Lender pursuant to the Pledge Agreement;

              (iv) an opinion of counsel to the Borrower with respect to the Loan Documents described in CLAUSES (i) and (ii) above and the pledge of the promissory note and stock described in CLAUSES
          (iii) and (x);

              (v) a certificate of the chief financial officer of the Borrower certifying that all conditions precedent to the effectiveness of this Seventh Amendment have been satisfied;

              (vi)   a certificate of the Secretary or Assistant
          Secretary of the Borrower dated the Effective Date certifying (A) the names and true signatures of the incumbent officers of the Borrower authorized to sign this Seventh Amendment and the other Transaction Documents executed in connection with this Seventh Amendment to which it is a party, (B) that the By-laws of the Borrower have not been amended or otherwise modified since the Amendment and Restatement Effective Date and remain in full force and effect as of the Effective Date, (C) that the Articles of Incorporation of the Borrower have not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary of State of Delaware delivered to the Lender and remain in full force and effect as of the Effective Date and (D) the resolutions of the Borrower's board of directors approving and authorizing the execution, delivery and performance of this Seventh Amendment and the other Transaction Documents executed in connection with this Seventh Amendment to which the Borrower is a party;

              (vii) a termination agreement entered into by Recoil Australia Holdings, Recoil Holdings and Lender, terminating that certain guaranty and contribution agreement executed by Recoil Australia Holdings and Recoil Holdings in favor of Lender, dated as of August 12, 1996;

              (viii) a guarantee and contribution agreement executed by Recoil Australia Holdings and Recoil Holdings in favor of Lender, pursuant to which

         Recoil Australia Holdings and Recoil Holdings unconditionally guarantee the payment and performance of the Obligations;

              (ix) a termination agreement entered into by Recoil Australia Holdings and Lender, terminating that certain Pledge Agreement, dated as of August 2, 1996, executed by Recoil Australia Holdings in favor of Lender;

              (x) a pledge agreement entered into by Recoil Holdings and Lender, to secure the payment and performance of the "Secured Obligations" (as defined therein) and, pursuant thereto, to grant to Lender a security interest in, e.g., 65% of the issued and outstanding Capital Stock of RCL and related Property;

              (xi) a stock certificate delivered by Recoil Holdings pursuant to the agreement referred to above, representing 65 shares of outstanding Capital Stock of RCL, together with a stock power endorsed in blank;

              (xii) Collection Account Agreements substantially in the form of ANNEXES B and C hereto, duly executed by each party thereto; and

              (xiii) such additional documentation as the Lender may reasonably request;

         (b) The Lender shall have received, or waived in writing, payment in full in cash of all "Obligations" (as that term is defined in the RCL Loan Agreement), including but not limited to payment of all interest, charges, and fees then due and owing under or with respect to the RCL Loan Agreement, after giving effect to the application of the proceeds of the Fifth Supplemental Term Loan;

         (c) No law, regulation, order, judgment or decree of any Governmental Authority shall, and the Lender shall not have received any notice that litigation is pending or threatened which is likely to, enjoin, prohibit or restrain the consummation of the transactions contemplated by this Seventh Amendment, except for such laws, regulations, orders or decrees, or pending or threatened litigation that in the aggregate could not reasonably be expected to result in a Material Adverse Effect;

         (d) All of the representations and warranties of the Borrower contained in this Seventh Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date);

         (f) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Seventh Amendment shall be satisfactory in all respects in form and substance to the Lender; and

         (g) No Event of Default or Potential Event of Default shall have occurred and be continuing on the Effective Date or will result after giving effect to this Seventh Amendment.

    5. PAYMENT OF NEW SEVENTH AMENDMENT FEE. Borrower hereby authorizes Lender to charge to the Revolving Loan, on May 29, 1998, a New Seventh Amendment Fee in the amount of $118,679, payable in connection with the Fifth Supplemental Term Loan to be made on the Effective Date.

    6. EAGLE ACQUISITION. In connection with the acquisition by Borrower of all or substantially all of the assets of Eagle Enterprises, the prior written notice requirement of paragraph (a) of the definition of "Permitted Acquisition" shall be deemed to have been satisfied; PROVIDED, that Borrower agrees to make timely delivery to Lender of all the agreements, certificates and other documents called for in paragraph (f) of such definition.

    7.   REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

         (a) Upon the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

         (b) This Seventh Amendment shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment of any other term or condition of the Credit Agreement or any other Loan Document, (ii) prejudice any right or rights which the Lender or Lender Parties may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, (iii) require the Lender to agree to a similar transaction on a future occasion or (iv) create any rights herein to another Person or other beneficiary or otherwise, except to the extent specifically provided herein.

         (c) Except to the extent specifically amended herein, the respective provisions of the Credit Agreement and the other Loan Documents shall not be amended, modified, impaired or otherwise affected hereby, and such documents and the Obligations under each of them are hereby confirmed in full force and effect.

    8. MISCELLANEOUS. This Seventh Amendment is a Loan Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

    9. COUNTERPARTS. This Seventh Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

    10.  GOVERNING LAW.  THIS SEVENTH AMENDMENT SHALL BE INTERPRETED, AND
THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the Borrower and the Lender have caused this Seventh Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                   KAYNAR TECHNOLOGIES INC.



                                   By:
                                          ---------------------------
                                          David A. Werner
                                          Vice President


                                   GENERAL ELECTRIC CAPITAL CORPORATION



                                   By:
                                          ---------------------------
                                          Name:
                                          Authorized Signatory

                                      ANNEX B
                                        TO
             SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                         FORM OF BLOCKED ACCOUNT AGREEMENT




                                   Attached

                                      ANNEX C
                                        TO
             SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

             FORM OF THREE PARTY AGREEMENT RELATING TO LOCKBOX SERVICES

                                     Attached

                                      ANNEX A
                                        TO
             SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                       FORM OF AMENDED AND RESTATED TERM NOTE



                                     Attached